ATLAS FUNDS

SUPPLEMENT DATED MAY 17, 2004
TO PROSPECTUS DATED APRIL 30, 2004

The Board of Trustees has approved Hotchkis and Wiley Capital Management LLC ("HWCM") as the new investment subadviser to Atlas Value Fund in place of the current subadviser, Pilgrim Baxter & Associates, Ltd. effective May 17, 2004. HWCM will act as subadviser for a period of up to 150 days, pending shareholder approval of a longer term subadvisory agreement. The investment advisory fees paid by the Funds will not change, and HWCM will continue to operate the Fund in a manner consistent with the Fund's current prospectus.

HWCM is a registered investment adviser formed in 1980 and located in Los Angeles, California. The firm is independently owned with a majority ownership interest held by its management and professional team, and currently has approximately $11 billion of assets under management. Its clients include institutional and individual investors.

Since its inception, HWCM has focused on finding and investing in what it believes to be undervalued companies that have a significant potential for appreciation. Patty McKenna, principal and portfolio manager with HWCM, will be responsible for managing the Fund starting May 17, 2004. Ms. McKenna joined HWCM in 1995. Previously, she was an equity analyst at Trust Company of the West.


Further details will be provided in an information statement to be mailed to all shareholders of record of the Fund in June 2004.